INTEREST EXPENSE, NET (Tables)	12 Months Ended
Dec. 31, 2021
INTEREST EXPENSE, NET
Interest Income and Interest Expense Disclosure

	For the years ended December 31,
	2019	2020	2021
	RMB	RMB	RMB
Interest expenses	605,882,474	705,158,872	878,908,327
Less: Interest capitalization	(43,841,311)	(29,306,768)	(40,587,682)
Less: Interest income	(170,984,099)	(216,618,294)	(214,291,207)
Amortization of bond issuance costs	525,000	—	—
Total	391,582,064	459,233,810	624,029,438